SCHEDULE 14A
                     SCHEDULE 14 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant       [   ]

Filed by a Party other than the Registrant        [ X ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

Name of Registrant as Specified in Its Charter:

Portland General Corp.

Name of Person(s) Filing Proxy Statement:

United Food & Commercial Workers Union, Local 99R

Payment of Filing Fee (check the appropriate box)

[X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or

     14a-6(j) (2).

[  ] $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
  ____________________________________________________________

     2) Aggregate number of securities to which transaction applies:

 _____________________________________________________________


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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  (1)

 _____________________________________________________________

     4) Proposed maximum aggregate value of transaction:

 _____________________________________________________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

        ____________________________

     2) Form, Schedule or Registration Statement No:

       ______________________________

     3) Filing Party: _________________________

     Date Filed: _______________________________

                   PRELIMINARY PROXY STATEMENT

INDEPENDENT SHAREHOLDER SOLICITATION

FOR PROPOSALS TO
-- ALLOW CONFIDENTIAL SHAREHOLDER VOTING, AND
-- GET SHAREHOLDER APPROVAL OF ANY GOLDEN PARACHUTE PLAN WHICH
WOULD PAY OFFICERS WHO QUIT AT PORTLAND GENERAL CORPORATION


MAY 7, 1996 ANNUAL STOCKHOLDERS MEETING

Date sent to shareholders:
March 15, 1996

UFCW 99R                                Portland General Corp.
2501 W. Dunlap Ave.                     121 S.W. Salmon St.
Phoenix AZ  85021                       Portland OR 97204

Dear Fellow Portland General Shareholder:

     We urge you to vote FOR the shareholder proposal for confidential shareholder voting and FOR the proposal recommending no golden parachute payments be made without first obtaining shareholder approval of such a policy.

I. SECRET BALLOT VOTING FOR SHAREHOLDERS

     Shareholder Nick Rossi has proposed confidential voting for Portland General shareholders. We support his proposal, and urge you to do so as well.

     Thousands of companies have some form of confidential shareholder voting. Portland General historically has not even had the weak version of such confidentiality plans (where proxy contests are exempted from confidentiality). Secret ballot voting is how union officials and most government officials are elected. Voting for leadership is, in our view, a private matter.

     Shareholders often have business or personal relationships with the incumbent Board which go beyond owning Portland General stock. For example, a PG employee or bank or insurance company doing business with PG may fear retaliation for voting stock held in their own names contrary to management's recommendation.

     We in no way suggest management has threatened to retaliate against shareholders. However, shareholders should have the right to vote as they see fit without having anything to fear.

     Companies sometimes argue that shareholders can obtain confidentiality by placing their stock in the name of a broker or other nominee. However, by being the record owner rather than the broker, you avoid brokers' maintenance fees. You may be able to get shareholder materials faster. You need not worry about a broker making a mistake in getting your vote counted or keeping your confidences. Record owners have enhanced legal rights under state corporation law, such as the right to inspect corporate records. You should not have to give up all this just to have a secret ballot vote.

     In our view all shareholders deserve the confidentiality afforded employees who hold through benefit plans: they have the right to confidentially vote shares held in those plans through the plan's trustees. These employees should be able to buy stock outside the plans without sacrificing their confidentiality.

     All shareholders deserve a secret ballot vote.

PLEASE VOTE FOR THE FOLLOWING SECRET BALLOT VOTING PROPOSAL:

     Resolved, that shareholders recommend the Company adopt a policy of confidential shareholder voting. The sole exceptions to this shall be (1) disclosure required by law, or (2) disclosure to independent inspectors of election to certify the results of the vote, or (3) comments on the cards may be disclosed to management, so long as the shareholders' vote is not revealed.

We urge a vote FOR this proposal on the Company's proxy card or the enclosed card.

II. SHAREHOLDER PROPOSAL RECOMMENDING SUBMISSION OF GOLDEN
PARACHUTE PLAN TO A SHAREHOLDER VOTE

     We have made the following proposal:

     RESOLVED, that shareholders recommend the Company end its policy of offering golden parachutes (severance benefits) to executives who voluntarily quit after a change in control, unless and until such a policy is approved by shareholder vote.

The Company's current plan for golden parachutes for senior executives is, in our view, so rich that shareholders should be afforded to opportunity to vote on it before they are forced to pay such benefits.

     In our view its worst provision is that after a change in control, an executive can quit for a large number of reasons and collect 2.99 years' worth of pay and benefits. Unlike many other companies' policies, this payment is made even if the executive finds a new better-paying job the very next day.

     Under the current plan, any of the following will lead to severance pay to an executive who quits: "a significant detrimental change in the nature or scope of the Executive's authorities or duties,", or "a reduction in total compensation or customary increases", or a "reasonable determination" by the executive that circumstances have changed such that he or she "is unable to exercise the authorities, powers, functions or duties attached to the Executive's position."

     If rank-and-file PG employees responded to similar changes in their jobs by quitting, how many would become entitled to severance pay? Overly-generous deals with top executives like this are bad for employee morale and productivity.

     The current policy sends the wrong message to the PG workforce working for us shareholders -- from top to bottom, they should be encouraged to be flexible about changing job duties rather than expect a windfall for being asked to change.

     In our view, executives should be rewarded for doing well by shareholders and given some cushion if they are fired, but should not be rewarded for quitting.

     Even those who approve of such golden parachutes have a right to ask why it was imposed without any vote of the shareholders. Shareholders have a legal right to replace the current board or approve a merger. Golden parachutes like this simply represent a large tax on shareholder exercise of those rights. We think a tax like this should be put up for a vote. That is all this proposal seeks.

VOTING PROCEDURE - ELECTION OF DIRECTORS AND OTHER MATTERS TO BE
VOTED

     Because these proposals are framed as recommendations, shareholder approval of them would not bind the board. However, most companies' boards comply with recommendations approved by a majority of shareholders.

     There are several ways of voting on these proposals:

(1) You can return the enclosed proxy card. However, because the company has not yet announced who its nominees for election to director will be nor any management proposals, we are not permitted to vote the enclosed card on those matters. EXECUTING THE ENCLOSED PROXY CARD THUS WILL WAIVE YOUR RIGHT TO VOTE IN THE DIRECTORS ELECTION AND ON ALL OTHER MATTERS, UNLESS YOU EXECUTE A SUBSEQUENT PROXY CARD.

(2) After management releases its proxy statement, we will revise our card to include the directors' election and any other matters up for a shareholder vote. We will supply revised cards to any shareholders who returned our previous card.

(3) You can vote in person at the shareholders meeting. The meeting will take place in Portland on May 7, 1996.

(4) Management's forthcoming proxy card will give you an opportunity to vote on the secret balloting proposal, and perhaps on the golden parachute proposal. We have asked management to include the golden parachute proposal believing this is legally required, but management is resisting. We are hopeful that the SEC Staff will resolve the issue. READ THE COMPANY'S CARD CAREFULLY BEFORE YOU SEND IT IN: IF IT GIVES MANAGEMENT DISCRETIONARY AUTHORITY TO VOTE AGAINST PROPOSALS WITHOUT ALLOWING YOU TO MARK A BOX ON BOTH PROPOSALS, BY SIGNING MANAGEMENT'S CARD YOU WILL HAVE CANCELLED OUT ANY VOTE ON THE ENCLOSED CARD ON THE GOLDEN PARACHUTE PROPOSAL.

     All holders of common stock as of the record date (to be announced by the Company) are entitled to vote. You may revoke your vote at any time by (1) executing a later proxy card; (2) appearing at the meeting to vote, or (3) delivering the proxyholder or the Company's secretary written notice of revocation prior to the date of the meeting. If you sign the enclosed card but do not direct us how to vote on the proposal we will vote FOR the proposal. We incorporate herein by reference the discussion in the Company's 1995 proxy statement of voting requirements and outstanding securities (pp. 1-2).

     We will keep all cards we receive confidential until the meeting. At that point they must be presented to the company's tabulator in order to be counted.

PROPOSALS FOR FUTURE MEETINGS

     SEC Rule 14a-8 gives shareholders who have owned more than $1000 worth of the company's stock for more than one year the right to have the company's proxy statement include a shareholder proposal and supporting statement.

     The deadline for submitting such proposals for inclusion in the proxy statement for the 1997 annual meeting will be around December 1, 1996. The exact deadline will appear in the Company's forthcoming proxy statement. Feel free to contact us if you would like more information about shareholder proposals.

EXECUTIVE COMPENSATION/ SECURITY OWNERSHIP OF DIRECTORS AND
EXECUTIVE OFFICERS

     We incorporate herein by reference the information on these matters contained in last year's proxy statement. More current information will be contained in management's forthcoming proxy statement.

SOLICITATION

     The costs of this solicitation are being borne by United Food & Commercial Workers Local 99R, which owns 100 shares of company stock. We are a non-profit organization representing grocery employees in Arizona. We have no interest in representing Portland General employees, nor are aware of any labor dispute at Portland General. We will not have specially engaged proxy solicitors but will use our regular staff. We will solicit proxies by mail, telephone, and fax.

THANK YOU FOR VOTING FOR THE PROPOSALS FOR SECRET BALLOT VOTING
AND FOR SUBMISSION TO SHAREHOLDERS OF A GOLDEN PARACHUTE POLICY.


                                        Sincerely,


                                        William McDonough
                                        President UFCW 99R


PLEASE RETURN THE ENCLOSED SURVEY AND PROXY CARD TO
                    UFCW 99R
                    2501 W. Dunlap Avenue
                    Phoenix AZ

PROXY
SOLICITED BY UFCW 99R
PORTLAND GENERAL CORP.
ANNUAL MEETING OF SHAREHOLDERS
May 7, 1996

     The undersigned shareholder hereby appoints William McDonough proxy with full power of substitution to vote for the undersigned at the annual meeting of Portland General, and at any adjournments thereof, on the proposal set forth in the Proxy Statement. By executing this proxy but no later proxy, the undersigned hereby waives the right to vote in the upcoming election of directors and on any other matters which may come before the meeting. The undersigned hereby directs this proxy be voted in accordance with the instructions herein.

(1) PROPOSAL FOR SECRET BALLOT VOTING FOR SHAREHOLDERS

     FOR [   ]   AGAINST [   ]     ABSTAIN [   ]

(2) PROPOSAL TO SUBJECT GOLDEN PARACHUTE POLICY TO SHAREHOLDER
APPROVAL

     FOR [   ]   AGAINST [   ]     ABSTAIN [   ]

PLEASE DATE, SIGN AND PROMPTLY MAIL IN THE SELF-ADDRESSED
ENVELOPE.  PERSONS SIGNING IN REPRESENTATIVE CAPACITY SHOULD
INDICATE AS SUCH.  IF SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD
SIGN.

SIGNATURE ________________________________   DATE ___________

SIGNATURE ________________________________   DATE ___________

ADDRESS _____________________________________________________
___________________      ___________    __________________
ACCOUNT NO./SSN          # OF SHARES    TEL. NO./FAX NO.

IF YOU ARE NOT THE RECORD OWNER OF THIS STOCK, PLEASE LIST THE
NAME AND ADDRESS OF THE RECORD OWNER:
__________________________________
SURVEY OF PORTLAND GENERAL SHAREHOLDERS

     THIS IS NOT A PROXY: PLEASE RETURN IT EVEN IF YOU DO NOT
FILL OUT A PROXY CARD

1. Do you support the idea of confidential voting for shareholders?

          Yes  _____     No   ____  Undecided  ________

2. Do you support the idea of subjecting golden parachutes for shareholder approval?

          Yes  _____     No   ____  Undecided  ________

3. Do you support the idea of having annual election of all directors (instead of the current classified board)?

          Yes  _____     No   ____  Undecided  ________

4. Do you believe compensation of the Company's top executives should be based more on stock performance than salary?

          Yes  ____      No  _____  Undecided _______

5. What is your favorite thing about the Company?

     ________________________________

6. What is the worst thing about the Company?

    ___________________________________

7. List anything you would like management to change:

     __________________________________

THE FOLLOWING INFORMATION WILL BE KEPT CONFIDENTIAL:

Name __________________________________Title, if any __________

Address _______________________________________________________

Phone/Fax ________ # Shares owned  ________

Return to: UFCW 99R, 2501 W. Dunlap Ave., Phoenix AZ 85021